                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-8 (File Nos. 333-73456, 333-61313, 333-10059, 333-14687 and
333-26589)  and Form S-3 (File  No.  333-31241  and  333-86976)  of The  Quigley
Corporation  of our report  dated  March 17,  2003,  relating  to the  financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Philadelphia, PA
March 25, 2003